Financial Statements
For the Period January 1, 2017 to June 13, 2017

Marley Beverage Company, LLC

Financial Statements

For the Period January 1, 2017 to June 13, 2017

Marley Beverage Company, LLC

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INDEPENDENT ACCOUNTANT’S REVIEW REPORT

To the Members of

Marley Beverage Company, LLC

We have reviewed the accompanying financial statements of Marley Beverage Company, LLC, which comprise the balance sheet as of June 13, 2017, and the related statements of operations, members’ deficit and cash flows for the period January 1, 2017 to June 13, 2017 and the related notes to the financial statements. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement whether due to fraud or error.

Accountant’s Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountant’s Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Tampa, Florida
August 28, 2017

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Financial Statements

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Marley Beverage Company, LLC

Balance Sheet

June 13,	2017

Assets

Current Assets
Cash	$26,216
Receivables
Trade, net of allowances of $145,592	562,953
Affiliates	20,240,659
Other	4,428
Inventories, net	798,098
Prepaid expenses and other	208,674

Total Current Assets	21,841,028

Property and Equipment
Computer equipment and software	56,616
Vehicles	73,000
Office Furniture and fixtures	25,647
Accumulated depreciation	(133,072)

Net Property and Equipment	22,191

Total Assets	$21,863,219

Liabilities and Members’ Deficit

Current Liabilities
Payables
Trade	$78,371
Affiliates	49,147,676
Accrued expenses and other	158,975

Total Current Liabilities	49,385,022

Loan Payable to Affiliate	21,663,881

Total Liabilities	71,048,903

Members’ Deficit
Capital contributions	1,000,000
Accumulated deficit	(50,185,684)

Total Members’ Deficit	(49,185,684)

Total Liabilities and Members’ Deficit	$21,863,219

See accountant’s review report and accompanying notes to financial statements.

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Marley Beverage Company, LLC

Statement of Operations

2017

Net Sales	$1,847,473

Cost of Sales	1,509,471

Gross Profit	338,002

Operating Expenses	1,062,187

Operating Loss	(724,185)

Interest Expense, Affiliate	1,948,586

Other Expense	547

Total Other Expense	1,949,133

Net Loss	$(2,673,318)

See accountant’s review report and accompanying notes to financial statements.

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Marley Beverage Company, LLC

Statement of Changes in Members’ Deficit

	Contributed Capital	Accumulated Deficit	Total

Balance, January 1, 2017	$1,000,000	$(47,512,366)	$(46,512,366)

Net loss	-	(2,673,318)	(2,673,318)

Balance, June 13, 2017	$1,000,000	$(50,185,684)	$(49,185,684)

 See accountant’s review report and accompanying notes to financial statements.

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Marley Beverage Company, LLC

 Statement of Cash Flows

2017

Operating Activities
Net loss	$(2,673,318)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	15,091
Loss on disposal of fixed assets	547
Changes in net operating assets and liabilities
Accounts receivable, trade	(360,200)
Receivable, affiliate	(653,319)
Other receivable	(2,707)
Inventories	1,036,661
Prepaid expenses and other	18,127
Accounts payable, trade	(205,069)
Payable, affiliate	2,595,074
Accrued expenses and other	(75,065)

Net cash used in operating activities	(304,178)

Financing Activities
Net borrowings from affiliates	320,270

Net Increase in Cash	16,092

Cash, beginning of year	10,124

Cash, end of year	$26,216

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

CASH PAID DURING THE YEAR FOR:
Interest	$-	$-
Income taxes	$-	$-

See accountant’s review report and accompanying notes to financial statements.

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Marley Beverage Company, LLC

Notes to Financial Statements

1.       Significant Accounting Policies

Nature of Business

Marley Beverage Company, LLC (“the Company”) develops, markets and distributes ready-to-drink relaxation and coffee beverages in the United States, Canada, Europe, Latin America and certain other foreign countries. The majority investment in the Company is held by its parent, Viva Beverages LLC (“Viva”).

Use of Estimates

In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management is required to make estimates and assumptions that affect the reported amounts of (1) assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and (2) revenues and expenses during the reporting period. Significant areas subject to such estimates and assumptions include valuation allowances for receivables, inventories, the assessment of impairment for property and equipment and potential accruals relating to litigation and other liabilities. Actual results could differ from these estimates.

Concentrations of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. The Company attempts to minimize credit risk by reviewing all customers’ credit history before extending credit and by monitoring customers’ credit exposure on a continuing basis. The Company had two customer accounting for 30% of sales from the period January 1, 2017 through June 13, 2017. The Company had three customers accounting for 57% of the total accounts receivable at June 13, 2017.

Cash and Cash Equivalents

Marketable securities with original maturities of less than three months are considered to be cash equivalents. There were no cash equivalents and there was no cash in foreign bank accounts at June 13, 2017.

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Marley Beverage Company, LLC

Notes to Financial Statements

Receivables

Receivables reflect balances from trade sales net of allowances for bad debt and other customer deductions. The Company records an allowance for doubtful accounts based on specifically identified customer balances that are believed to be uncollectible and an additional allowance based on certain percentages of the aged receivables, which are determined based on historical experience and a current assessment of the general financial conditions affecting the customer base. If the actual collections experience changes, revisions to the allowance may be required. Trade receivables and related allowances are written off to Operating Expenses when it is determined collection on an account is not probable. Provision for customer deductions are the best estimate of probable customer deductions related to customary trade incentives and other allowances. Customer deductions are reflected in the calculation of net sales. The allowances for bad debt and customer deductions were $5,839 and $139,753 respectively, at June 13, 2017.

Inventories

Inventories are valued at the lower of cost or market. Cost is determined by the first-in, first-out (“FIFO”) method.

Property, Equipment and Depreciation

Property and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method. Estimated useful lives range from 3 to 7 years. Depreciation expense was $15,091 from the period January 1, 2017 through June 13, 2017. Repair and maintenance costs are charged to Operating Expense as incurred.

Impairment of Long-Lived Assets

The Company evaluates the recoverability of property and equipment by comparing the carrying amount of the asset or group of assets against the estimated undiscounted future cash flows expected to result from the use of the asset or group of assets and their eventual disposition. If the undiscounted cash flows are less than the carrying value of the asset or group of assets being evaluated, an impairment loss is recorded. An impairment loss is measured as the difference between the fair value and carrying value of the asset or group of assets being evaluated. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less cost to sell. The estimated fair value is based on the best information available under the circumstances, including prices for similar assets or the results of valuation techniques, including the present value of expected future cash flows using a discount rate commensurate with the risks involved. There were no impairment charges from the period January 1, 2017 through June 13, 2017.

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Marley Beverage Company, LLC

Notes to Financial Statements

Income Taxes

The Company is a limited liability company. In lieu of Federal income taxes, the members of a limited liability company are taxed on their proportional share of the Company’s taxable income. Therefore, no federal tax provision has been provided in these financial statements.

Revenue Recognition

The Company recognizes revenue on sales of its products as earned, generally when shipped and/or when title transfers to the customer. Revenue is recorded net of provisions for discounts and allowances.

Shipping and Handling

The Company classifies shipping and handling costs as Operating Expenses. The Company does not normally charge customers for shipping and handling. Shipping and handling costs paid by customers are not material and are reflected in Operating Expenses.

Advertising and Promotion Costs

The Company expenses the costs of advertising and promotion as incurred. Advertising and promotional expenses from the period January 1, 2017 through June 13, 2017 was minimal, and reflected in Operating Expenses.

Fair Value of Financial Instruments

There is a three-level hierarchy for fair value measurements that distinguishes between market participant assumptions developed based on market data obtained from sources independent of the reporting entity (“observable inputs”) and the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (“unobservable inputs”). The hierarchy level assigned to financial instruments recorded at fair value is based on the Company’s assessment of the transparency and reliability of the inputs used in the valuation of such instruments at the measurement date. Level 1 inputs are based on quoted market prices. Level 2 are based on observable inputs, while Level 3 are based on unobservable inputs and management judgment. There were not any Level 2 or 3 measurements at June 13, 2017.

Due to their short maturity, the carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities approximated their fair values at June 13, 2017.

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Marley Beverage Company, LLC

Notes to Financial Statements

2.       Inventories

Inventories consisted of the following:

June 13,	2017

Finished goods	$684,505
Raw materials	300,587
Other	21,641
Reserves	(208,635)

Total	$798,098

3.       Related Party Activities

Under the terms of the Company’s operating agreement, the Company is charged interest by Viva on net affiliate borrowings and capital funding in excess of $1,000,000. The borrowings accrue interest at a rate of 12% per annum compounded annually with accrued and unpaid interest compounded as of June 30, 2012. Interest after June 30, 2012 is not compounded. There are no repayment terms associated with these borrowings. The net outstanding borrowing amount as of June 13, 2017 included $11,577,664 in net affiliate payables and $21,663,881 in loans payable to Viva. Net outstanding borrowings resulting from funding in excess of $1,000,000 were $28,883,776 at June 13, 2017.

4.       Operating Leases

The Company leases office space, through an affiliate, and certain other equipment, vehicles and storage units. Rent expense was $25,726 from the period January 1, 2017 through June 13, 2017, and reflected in Operating Expenses. Future lease obligations are approximately $34,047 for 2017 and $2,901 for 2018 through 2020.

5. Employee Benefit Plans

The Company, through an affiliate allocation, maintains a 401(k) plan covering substantially all of its employees that meet minimum age and service requirements. The Company matches employee contributions at a rate of 100% up to the first 2% of compensation. Allocated contributions to the plan were $0 from the period January 1, 2017 through June 13, 2017, and reflected in Operating Expenses.

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Marley Beverage Company, LLC

Notes to Financial Statements

6.       Employee Incentive Plans

In December 2013, the Company’s Board of Directors approved a resolution to adopt a unit appreciation rights plan (the “Plan”) and a grant of 1,244 units under the Plan to certain employees of the Company with a grant date of January 1, 2014. The granted units vest over three on the anniversary the grant date. Management has estimated the value of these units and determined it to be de minimis.

7.       Commitments and Contingencies

From time-to-time the Company may be involved in various claims and legal actions. Management does not expect a material adverse effect as the result of these claims.

8.       Guarantee

The Company is a co-borrower on the Fifth Third Bank Revolving Note (the “Fifth Third Note”) issued in April 2014 to Viva. Available credit under the Fifth Third Note is $3,000,000 with a principal maturity date of April 22, 2018 and interest on outstanding principal due monthly. The outstanding principal on the loan was $3,000,000 at June 13, 2017 and Viva was current on all related interest payments. The Company may be obligated to make payments of principal and interest upon failure of Viva to make such payments when due. The maximum potential future liability of the Company related to the guarantee as of June 13, 2017 was estimated to be $2,476,200. The Company’s assets are also pledged as collateral.

9. Guaranteed Minimum Payment Obligations

The Company has guaranteed minimum royalty and marketing obligations under a merchandise license agreement with Hope Road Merchandising, LLC. The license provides the Company with the exclusive right to use Bob Marley’s name and image in connection with its licensed products. Royalty and marketing expenses under the contract were $476,153 for the period from January 1, 2017 to June 13, 2017. Future minimum obligations through the remainder of the first renewal term ending December 31, 2019, total $1,397,769. These amounts are due in stepped yearly increments ranging from $400,000 to $2,000,000. As of June 13, 2017, $431 in accrued royalties were reflected in Accrued Expenses and Other in Current Liabilities.

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Marley Beverage Company, LLC

Notes to Financial Statements

10. Subsequent Events

The Company has evaluated the impact of events occurring after June 13, 2017 up to August 28, 2017, the date the financial statements were available for issuance. The Company is not aware of any significant events that would have a material impact on these financial statements, except for the below.

On March 23, 2017, the Company entered into an asset purchase agreement (the “APA”) whereby the Company agreed to sell substantially all of its operating assets to New Age Beverages Corporation. The consideration for the Acquisition was amended pursuant to an Amendment to the APA dated June 9, 2017. The Acquisition closed on June 13, 2017.

At closing, the Company sold substantially all of its operating assets, consisting of inventory, accounts receivable, fixed assets and intellectual property in exchange for a purchase price of 3,000,000 shares of the common stock of New Age Beverages Corporation, as well as an earn out payment of $1,250,000 in cash if the gross revenues during any trailing twelve calendar month period after the closing are equal to or greater than $15,000,000. The sell was subject to customary closing conditions. The shares of common stock for New Age Beverages Corporation were fair valued at $6.20 per share on June 13, 2017.

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